Exhibit 99.1

 Proposed Merger between Core Scientific and CoreWeave  October 2025

 Executive Summary  2  The Core Scientific Board of Directors (the “Board”) unanimously determined that the proposed transaction with CoreWeave represents the best available alternative for all Core Scientific stockholders and recommends all stockholders vote FOR the transaction  1 The proposed transaction provides significant pro forma combination benefits; the companies are closely linked which de-risks integration and benefits from combined operations  2 The proposed combination eliminates standalone execution risk on timely delivery of  currently leased data centers and projected future leasing in Core Scientific’s current business plan (the “Standalone Plan”), as well as its ~$7.3 billion financing need  3 The Board oversaw the negotiation of an attractive exchange ratio that provides meaningful upfront premium and upside opportunity to Core Scientific stockholders  4 The proposed transaction was the result of a thoughtful Board-led evaluation of strategic  alternatives

 Transaction Summary  Transaction Terms  Core Scientific stockholders to receive 0.1235 newly-issued shares of CoreWeave Class A common stock for each share of  Core Scientific common stock held  Exchange ratio of 0.1235 reflects a ~71% premium to the 10-day VWAP exchange ratio as of June 25, 2025, prior to media reports regarding a transaction between the parties  Through extensive negotiations, Core Scientific obtained an approximately 34% increase in the exchange ratio from CoreWeave's initial offer  Core Scientific stockholders will receive an 8.9% ownership in a leading AI platform with strong momentum  Structure provides certainty into required share issuance and ownership for both companies  Ensures there is no acquiror walk away right  Process Overview  Highly qualified, engaged and independent Board provided direct oversight of negotiations with CoreWeave and met numerous times throughout the process, which led to increased offers from CoreWeave  Thoughtfully considered alternatives, including the tradeoffs between this transaction and Core Scientific’s Standalone Plan  Achieved attractive exchange ratio – negotiations with CoreWeave yielded multiple exchange ratio increases that ultimately culminated in the best and final offer  CoreWeave indicated it was unwilling to pursue a fixed value deal (with or without a collar) or include cash in its proposal, as such terms would not be acceptable to its Board1  Engaged two independent financial advisors to provide fairness opinions who did not believe there would be any alternative potential buyer for Core Scientific  Timing and Approvals  Transaction has been unanimously approved by the board of directors of each company  Expected to close in Q4 2025  Subject to approval by the affirmative vote of a majority of Core Scientific’s outstanding common shares  HSR waiting period expired on August 25, 2025  On July 7, 2025, Core Scientific announced it had entered into a definitive agreement pursuant to which CoreWeave will acquire Core Scientific in an all-stock transaction  3  Source: DealPointData (as of 10/09/2025)  1.  Since 2004, only 2% of all stock transactions have included collar provisions. Based on public, stock only, fixed exchange ratio transactions since 2004, excluding merger-of-equals transactions, withdrawn transactions, and transactions with premiums greater than 150%

 Historical Timeline and Share Price Performance Over Time  Since Core Scientific’s Emergence from Bankruptcy, Core Scientific and CoreWeave have significantly expanded their commercial relationship, which culminated in the announcement of an all-stock merger  -  Jan-24 Mar-24  $2  $4  $6  $8  $10  $12  $14  $16  $18  $20  May-24 Jul-24  Aug-24  Oct-24  Dec-24  Feb-25  Apr-25  Jun-25  January 23, 2024  Core Scientific’s Emergence  from Bankruptcy  June 6, 2025  Core Scientific Receives An Unsolicited Bid from CoreWeave for a Fixed Exchange Ratio of 0.092  June 3, 2024 Announcement of Core  Scientific and CoreWeave 12- Year Lease agreement  June 3, 2024:  Core Scientific Rejected CoreWeave’s Unsolicited Bid of $5.75/Share  (Implied Total Enterprise Value of ~$1.5bn)  June 25, 2025  Unaffected Price Immediately Prior to WSJ Leak  $12.30  June 25, 2024  First Option Exercise of 12-Year Lease  4  Source: S&P Capital IQ (as of 10/09/2025)  August 6, 2024 Second Option Exercise of 12-Year Lease  October 22, 2024 Third Option Exercise of 12-Year Lease  February 26, 2025 Agreement to Deliver Additional 70MW at Denton

 Significant Potential Pro Forma Combination Benefits  1  5

 Core Scientific is Closely Linked to CoreWeave Today  CoreWeave is Core Scientific’s main colocation customer today and represents the vast majority of its total  consolidated revenue in 2026E  Revenue Detail  $96.9  $698.7  $290.5  $2.0  $177.0  $41.1  $389.4  $916.7  2025E  2026E  BTC Mining & Hosting  Management Standalone Revenue Projections  2025E Colocation Revenue Mix  2026E Colocation Revenue Mix  CoreWeave-Related  Revenues: 98%  CoreWeave-Related Revenues: 95%  $698.7  $41.1  $96.9  $2.0  Pipeline  Pipeline  By 2026E, CoreWeave-related revenue is projected to constitute ~95% of Core Scientific’s Colocation revenue and ~76% of its total projected revenue as Core Scientific shifts its business away from BTC mining and hosting and toward colocation  CoreWeave-  Related  ~25%  CoreWeave- Related  ~76%  1  6  Source: Core Scientific Management Financial Projections (as of 06/18/2025)

1 The Majority of Core Scientific's Current Forward-Looking Value is Based on CoreWeave Contracts

CoreWeave agreements are the majority of the Standalone Plan DCF value including an additional ~$1bn tied to a discretionary five-year contract extension



Discounted Cash Flow Valuation Range
DCF Range – Low End
DCF Range – Midpoint
DCF Range – High End
Values are probability-adjusted; performance subject to execution of pipeline
CoreWeave-Related ~72%
CoreWeave-Related ~59%
CoreWeave-Related ~50%
Colocation Contracted
Colocation Pipeline
BTC Mining & Hosting

7

Source: S&P Capital IQ, Core Scientific Management Financial Projections (as of 06/18/2025)
Note: Valuation information based on Moelis Fairness Opinion delivered to Core Scientific's Board of Directors on 07/07/2025; Market Data as of 07/03/2025

CORE SCIENTIFIC

 8  Potential Pro Forma Combination Benefits  The combined company will benefit from a number of potential cost savings and synergies, which will create value for Core Scientific stockholders  Source: Management estimates  Pro forma ownership in an “up the stack”, high-growth tech stock currently valued at a significant discount to its publicly-traded peers and relative growth profile  Potential for incremental price appreciation via multiple expansion  Provides Core Scientific stockholders a premium today and substantial upside in joint value creation vs. fixed payments over the next 15+ years  Accelerates and de-risks path to scale for both companies, with the majority of the asset base already reserved by CoreWeave (making a competing bid unlikely)  Verticalization creates differentiated leading  large-cap AI infrastructure player  Core Scientific stockholders share in the benefit of the elimination of ~$10bn in contractual payments and lower debt financing costs associated with the combined company  Estimated $500mm+ fully ramped, annual run rate cost savings by the end of 2027E  More liquid pro forma trading security, which may reduce volatility of combined company vs. individual standalone companies  De-risks Core Scientific’s ability to secure financing for data center buildout without customer contracts  1

1 Significant Total Addressable Market

The combination of CoreWeave and Core Scientific creates a platform positioned to capture a greater share of the $400bn AI infrastructure market

Combination with Core Scientific Expands CoreWeave's Addressable Market…

~$400bn

2028E Addressable Market

~$20bn
Workload Monitoring

"We believe that the mix of hardware across generations… will ensure that we are optimally situated to capture all workload types, **both inference and training**"

~$49bn
Inference Infrastructure

"We believe that our **best-of-breed software** and **infrastructure solution**… makes us optimally suited to capture these bleeding-edge **training workloads**"

~$330bn
Training Infrastructure

…While CoreWeave Has Recently Captured a Meaningful Share

CoreWeave signs $14.2 billion AI infrastructure deal with Meta
(September 30, 2025)

Meta

CoreWeave Expands Agreement with OpenAI by up to $6.5B
(September 25, 2025)

OpenAI

CoreWeave to offer compute capacity in Google's new cloud deal with OpenAI
(June 11, 2025)

Google

9

CORE SCIENTIFIC

Source: Bloomberg Intelligence, Quotes sourced from Preliminary Proxy Statement filed 09/26/2025

 Accelerates and De-risks Path to Scale for Both Companies  The Transaction verticalizes CoreWeave’s data center footprint ownership to help future-proof revenue growth and enhance core profitability, and supports a more resilient path to scale for the pro forma company, creating additional upside for Core Scientific stockholders  Operational Efficiency  Transaction expected to generate significant cost savings through streamlining business operations and eliminating lease overhead  Greater Financial Flexibility  The pro forma company can pursue infrastructure financing strategies to finance committed capital expenditures, reducing its overall cost of capital  Power Ownership & Optionality  The pro forma company will gain greater control over a critical power footprint and  optionality for future power capacity  Expanded Expertise  Transaction enables Core Scientific to augment CoreWeave’s expertise in power, construction,  and site management while securing Core Scientific stockholders 9% of the combined company  1  10

 Verticalization Creates Differentiated Leading Large-Cap AI Infrastructure Player  Managed Software  Services  Infrastructure Services  Data Centers  Application Software Services  Bare Metal  VPC  CKS  LOTA  Nimbus  Bluefield DPUs  InfiniBand  NVlink  GB200  Mission Control  FLCC  NLCC  Mission Control & Observability  SUNK  Inference Optimization & Services  Tensorizer  Models  Weave  Launch  Liquid Cooling  Data Center Ownership  AI-Modular  Designs  Direct control over current portfolio of ~1.3GW+ of gross power (majority under CoreWeave contract)  Direct control over design & architecture of next-  gen builds to better serve our clients  Combined expertise and experience to address the most complex infrastructure engineering challenges at the base layer  More visibility and control to optimize delivery timelines and costs of cloud infrastructure, with secured GPU access through new Nvidia relationship  Potential for future expansions and additional power procurement  The Transaction strengthens the pro forma company’s end-to-end AI technology stack  1  10

 $500mm+  Estimated Fully Ramped, Annual GAAP Run Rate Operating Expenses Savings by the End of 2027  +  Lease Overhead Elimination  (Day 1 Realization)  - Synergizedngoing(O OperRealization)a ting Expenses  Significant Cash Cost Saving Potential for Combined Company  The Transaction has the potential for $500mm+ of fully-ramped, annual run rate cost savings by the end of 2027 for the combined company  Potential Annual GAAP Savings on Lease Payments1 Significant Margin Expansion Potential  ($ in millions)  $97  $699  $850 $850 $850 $850 $832 $824 $824 $824 $824 $824 $847  2025E  2027E 2029E 2031E 2033E 2035E 2037E  Source: Core Scientific Management Financial Projections (as of 06/18/2025), Management estimates  12  The Transaction strengthens CoreWeave’s capital position by converting a cash contract to equity position and accelerates growth  1  1.  Colocation Contracted – Cash Revenue

 7.3x  5.0x  9.0x  7.8x  2026E  2027E  10.2x  6.8x  15.5x  14.8x  2026E  Potential Multiple Expansion  2027E  CoreWeave’s Growth Justifies Multiple Expansion  2027E  CoreWeave Consensus  Selected Publicly Traded Pureplay and Diversified Cloud Companies1 Consensus Median  TEV / EBITDA  13  Source: S&P Capital IQ (as of 10/09/2025)  1. Includes Alphabet Inc., Amazon.com, Inc., International Business Machines Corporation, Microsoft Corporation, Nebius Group N.V., Oracle Corporation  CoreWeave currently trades at a significant discount to publicly traded comparable companies despite meaningfully higher growth projections, creating potential room for multiple expansion  Projected Revenue Growth TEV / Revenue  Projected EBITDA Growth  129.8%  46.7%  12.8%  12.9%  2026E  2027E  154.2%  50.3%  16.2%  20.7%  2026E  24% 56%  52%  117%  1  >$55bn Current Revenue Backlog  (4x from 2024)

 Combination Eliminates Risks of Core Scientific Standalone Execution  2  14

 Potential Risks to Core Scientific’s Standalone Plan  2  Core Scientific’s Standalone Plan includes execution risks; the Transaction significantly de-risks the Company’s  growth and provides upside potential to Core Scientific stockholders  Core Scientific’s Colocation Pipeline Business projects ~$7.3bn of total CapEx over the next eight years (with over 75% of that spent in the first four years), a significant portion of which is expected to fund the development of sites not currently leased to CoreWeave and may be difficult to procure  Significant Capital Expenditures Required  Standalone plan includes the risk of raising substantial debt capital to fund future growth and will lead to a sizeable, step-function change in leverage levels; without contracted revenue to support borrowing, securing debt financing would likely be very expensive (and potentially unfeasible)  Financing Necessary for Required CapEx Places New Leverage on the Company  Most customers tend to focus on scaled data center developers and often require substantial lead time to onboard a new developer with the challenge of acquiring new customers compounded by less favorable hyperscaler economics and a dearth of established, creditworthy neocloud customers  Current Sub-Scale Business Profile with Single Customer Risk  14  Combination allows CoreWeave and Core Scientific to collectively stand-up hundreds of MWs of capacity in the near term while de-risking future  leasing “go get” and financing requirements

 Core Scientific’s Colocation Pipeline Requires Substantial CapEx  Core Scientific’s Colocation Pipeline plan requires ~$7.3bn of cumulative CapEx spend over the next eight years,  with over 75% ($5.7bn) required in the first four years (Colocation Pipeline UFCF remains negative until 2030E)  Colocation Pipeline Cumulative CapEx Forecast  $539  $1,904  $4,126  $5,705  3Q 2025E  2026E 2027E  Unlevered Free Cash Flow (“UFCF”) Projections (Colocation Pipeline)  2028E  ($626)  ($1,455)  ($1,239)  ($2,162)  2027E  3Q 2025E  2026E  2028E  16.2x  CapEx as a multiple of Core Scientific Adj. Cash EBITDA  5.5x  5.1x  1.9x  $ in millions  $ in millions  2  16  Source: Core Scientific Management Financial Projections (as of 06/18/2025), Management estimates

2 Pipeline CapEx Buildout is Significantly More Expensive than Contracted CapEx and Much of that CapEx Will Require Pre-Funding in Advance of Contracts

Since CoreWeave is not funding Colocation Pipeline CapEx, costs are forecasted to be ~8x higher per MW (which is in line with typical data center builds)

Development CapEx per MW

Net CapEx associated with Colocation Contracted is only ~$100mm, as CoreWeave pays for the CapEx



7.9x
$11.9
$1.5
Colocation Contracted
Colocation Pipeline

Core Scientific is projected to spend over $7bn on development CapEx, with over 75% of that spending in the first four years, in order to execute on its Colocation Pipeline Business

Much of the CapEx may be spent in advance of signing up a new customer

CoreWeave and Core Scientific share a unique CapEx funding arrangement that is not expected to pertain to pipeline capacity[1]

Source: Core Scientific Management Financial Projections (as of 06/18/2025), Management estimates

1. Up to $1.5 million per MW (or approximately $750 million) of data center build out costs are funded by CoreWeave and credited against hosting payments at no more than 50% of monthly fees until fully repaid. The balance of modification costs relate to items purchased directly by CoreWeave and contributed for use in the facility. For the additional 70MW expansion, Core Scientific is responsible for funding $104 million of CapEx ($1.5M per MW) for the powered core and shell with no CapEx credit associated with this new agreement

17

CORE SCIENTIFIC

 Attractive Exchange Ratio  3  18

 0.0893x  0.0900x  0.0793x  0.0723x  0.0771x  0.1235x  VWAP Since CRWV IPO  (3/27/25)  30-Day VWAP  20-Day VWAP  10-Day VWAP  Unaffected1  Attractive Exchange Ratio  The Transaction reflects an attractive exchange ratio premium relative to historical exchange ratios  3  60%  71%  56%  37%  38%  5.5%  5.2%  5.6%  6.3%  5.5%  Transaction Exchange Ratio  8.9%  Implied Pro Forma Core Scientific Ownership of Combined Company  19  Source: S&P Capital IQ (as of 10/09/2025)  Note: VWAP and Market Data as of 06/25/2025  1.  Unaffected exchange ratio calculated based on CoreWeave and Core Scientific’s share prices as of 06/25/2025, representing the last trading day prior to the WSJ report that CoreWeave and Core  Scientific were engaged in merger discussions (the “Unaffected Date”)  Transaction Exchange Ratio Premium

3 Contribution Analysis: Core Scientific & CoreWeave

Implied pro forma ownership of 8.9% reflects a premium to Core Scientific's relative leverage-adjusted financial contributions to the combined company



Core Scientific Leverage-Adjusted Implied Ownership¹
Transaction Ownership: 8.9%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
–
5.5%
5.5%
7.0%
4.8%
4.6%
1.4%
3.0%
3.6%
2.6%
5.7%
5.9%

$ in millions	Market Cap	TEV	Net Cash Revenue[2] 2025E	Net Cash Revenue[2] 2026E	Net Cash Revenue[2] 2027E	Adj. Cash EBITDA[3] 2025E	Adj. Cash EBITDA[3] 2026E	Adj. Cash EBITDA[3] 2027E	Adj. EBITDA[4] 2025E	Adj. EBITDA[4] 2026E	Adj. EBITDA[4] 2027E
Core Scientific	$5,320	$5,174	$269	$550	$749	$32	$249	$437	$63	$491	$743
CoreWeave	$91,100	$100,561	$4,040	$12,307	$17,614	$2,727	$9,166	$13,538	$2,727	$9,166	$13,538

Source: S&P Capital IQ, Core Scientific Management Financial Projections (as of 06/18/2025), CoreWeave Management Financial Projections (as of 06/25/2025)

Note: Market Data as of Unaffected Date; 2025E figures reflect Q2 – Q4 2025

1. Leverage adjustment considers the respective leverage profiles of the respective companies and applies Core Scientific / CoreWeave contribution percentage to unaffected total combined enterprise value of Core Scientific and CoreWeave (excluding potential synergies) of $105.7bn and deducts respective net debt (including digital assets as cash) of $146mm net cash position for Core Scientific and of $9.5bn net debt position of CoreWeave to derive respective equity splits
2. Net Cash Revenue, a non-GAAP financial measure, refers to total revenue including the impact of annual escalators less any pass-through costs, with revenue recognized when received
3. Adjusted Cash EBITDA, a non-GAAP financial measure, refers to earnings before interest, taxes, depreciation and amortization adjusted for company defined non-recurring and non-cash items, stock-based compensation, and one-time expenses, with revenue recognized when received
4. Adjusted EBITDA, a non-GAAP financial measure, refers to earnings before interest, taxes, depreciation and amortization adjusted for company defined non-recurring and non-cash items, stock-based compensation, and one-time expenses, with revenue recognized when received and CapEx crediting under Core's existing contracts with CoreWeave added back

20
CORE SCIENTIFIC

 4.8%  20.2%  31.4%  60.3%  70.7%  25th Percentile  Average  75th Percentile  90th Percentile  Premium to the 10-Day VWAP Unaffected Exchange Ratio  Attractive Exchange Ratio Compared to Other Transactions  The announced Transaction represented a 71% premium to the 10-day VWAP unaffected exchange ratio, placing it within the top decile of all-stock exchange ratio transactions since 2004  21  Source: DealPointData, S&P Capital IQ (as of 10/09/2025)  Note: Based on public, stock only, fixed exchange ratio transactions since 2004, excluding merger-of-equals transactions, withdrawn transactions, transactions with premiums greater than 150%, and transactions with discounts greater than 50%  Premium to 10-Day VWAP Unaffected Exchange Ratio: 71%  ~10% Greater than the 90th Percentile  3

3 Analyst Price Targets Signal Strong Momentum Despite Near-Term Volatility

Equity Research Analysts remain confident given CoreWeave's robust pipeline and favorable AI sector tailwinds, leading to an appreciation of price targets post-announcement



Average Price Target: $152
Current Share Price: $143.08
$120
$150
$180
$168 1
$135
$125
$200
$120 1
$180
$130
$140
$165
$140
$180
$170
$120
$174
$164
$91
$165
$175
Goldman Sachs
Mizuho
Jefferies
Bank of America
J.P.Morgan
Deutsche Bank
Arcus 2
CFRA
HCW 2
Raymond James 3
Macquarie
Melius Research 2
Barclays
Citizens 2
Wells Fargo
Stifel
Cantor Fitzgerald 2
citi
Morgan Stanley
northland
Evercore 3
7/29/2025
8/12/2025
8/13/2025
8/13/2025
8/13/2025
8/13/2025
8/14/2025
8/21/2025
8/21/2025
9/15/2025
9/27/2025
9/30/2025
9/30/2025
9/30/2025
9/30/2025
9/30/2025
9/30/2025
10/01/2025
10/07/2025
10/09/2025
10/09/2025
Buy
Hold / Neutral
Shaded bars represent change in price target since pre-announcement

> CRWV added 600MW of contracted power (total 2.2GW) and signed 2 hyperscaler extensions in the past 8 weeks (one landing in Q3), reinforcing strong AI compute demand & CRWV's leadership position
>
> Jefferies — Aug. 13, 2025

> CRWV is one of our top picks with a revenue acceleration/inflection into 2026E amid continued capacity constraints and a robust demand backdrop with moves to integrate up/down the stack.
>
> citi — Sep. 15, 2025

> Now with key milestones behind it (incl. IPO lock-up), our sense is those looking for ways to play AI exposure come back to the name more constructive as CoreWeave continues to execute against its strategy (securing debt, power, & GPUs)
>
> Wells Fargo — Sep. 25 , 2025

Source: Bloomberg (as of 10/09/2025), Refinitiv (as of 10/09/2025), Press releases

Note: Darker shaded price targets represent broker targets maintained one day before transaction announcement. Lighter shaded figures represent brokers' targets held as of 9/30/2025; Analysis excludes HSBC, Needham, DA Davidson

1. Bank of America and CFRA decreased price targets from $185 to $168, and $180 to $120, respectively
2. Pre-announcement price targets not available
3. Raymond James and Evercore initiated coverage on 09/15/2026 and 09/30/2025, respectively

22

CORE SCIENTIFIC

Transaction Resulted from Independent, Board-Led Evaluation of Strategic Alternatives  4  23

 Core Scientific’s highly engaged Board upheld best practices throughout its oversight of the transaction process  Six member Board with five independent directors led by independent Chairman  Core Scientific’s directors hold extensive experience in finance, M&A and the Blockchain / Crypto sector  Core Scientific’s Board and management possess deep insight into CoreWeave’s business and growth opportunities Engaged two independent financial advisory firms that advised on the transaction and provided fairness opinions Evaluated all options, including the Standalone Plan and taking into account views from its financial advisors, the  Board determined that it was not likely any potential alternative counterparties would be interested and able to pursue a transaction given the extensive commercial relationship and unique strategic fit with CoreWeave  Robust negotiations, overseen by Board, led to multiple increased offers from CoreWeave, resulting in an increase in exchange ratio of approximately 34% over the exchange ratio in CoreWeave’s initial offer  Final offer was CoreWeave’s best and final – indicated they were not willing to provide additional value or change the structure (i.e., to include cash consideration or a collar)  4  Independent, Board-Led Review of Strategic Alternatives  23

 Highly Qualified, Engaged and Independent Board Oversaw Process  Independent Chairman of the Board  Managing Partner of SBNY (an investor in early-stage disruptive technology companies)  Prior 16-year career on the early stage  investing team at SoftBank Capital  Co-founder of Software Distribution Services (acquired by Ingram Micro)  President and Chief Executive Officer  Appointed President of Core Scientific in 2023  Formerly Managing Director and Head of Digital Assets and Infrastructure at XMS Capital Partners, where he oversaw over  $5bn of transactions  Previously an analyst at M&T Bank and Indian Wells Capital  Independent Director  Founding Partner at Ego Death Capital, a venture capital fund focused on the bitcoin ecosystem  Former CEO and founder for  BuildDirect.com Technologies  Elizabeth Crain M&A F EL  Independent Director  30+ years of experience in investment banking, private equity and executive leadership  Co-Founder and former COO of Moelis & Company  Former Managing Director and COO of UBS Investment Banking Americas  Currently a director at Nokia Corporation (NYSE: NOK)  Eric Weiss M&A F B / C  Independent Director  Founder and CIO for Blockchain Investment Group, a hedge fund of funds investing in blockchain assets  Formerly a bond trader at Morgan Stanley Dean Witter  Previously a Director in the Private Equity and Venture Capital Division of GE Capital  Yadin Rozov M&A F EL  Independent Director  Founder and Managing Partner of Terrace  Edge Ventures LLC  Former Partner of GoldenTree Asset Management  Previously the CEO of Syncora Guarantee Inc. and Financial Guaranty UK Ltd. (each subsidiaries of GoldenTree)  ~18-year career in investment banking and derivatives / structured products  Skills Legend  Directors with extensive experience in M&A and finance as well as knowledge of the Blockchain / Crypto sector oversaw the process  Mergers & Acquisitions  M&A•  F • Finance  Blockchain / Crypto  B / C•  EL • Executive Leadership  Jordan Levy Adam Sullivan M&A Jeff Booth  M&A F EL F B / C EL  M&A F B / C EL  4  23

 0.0920x  0.1220x  0.1235x  June 05, 2025  Negotiations Resulted in Significant Exchange Ratio Increases  Core Scientific / CoreWeave Exchange Ratio: 0.1235x  34% Increase from Initial Bid  CoreWeave indicated that the June 27th offer represented its best and final offer  CoreWeave has since reaffirmed publicly on October 7th that its bid is best and final  26  Core Scientific obtained a more than 34% increase in the exchange ratio from CoreWeave's initial offer  4  June 26, 2025 June 27, 2025  In addition, in June 2024, the Board rejected an offer from CoreWeave to  acquire the outstanding shares of Core Scientific for $5.75 per share in cash  Source: S&P Capital IQ (as of 10/09/2025)

 Conclusion  27

 Conclusion  The Board unanimously determined that the Transaction with CoreWeave represents the best available alternative for all Core Scientific stockholders and recommends that all Core Scientific stockholders vote FOR the transaction  1 The proposed transaction provides significant pro forma combination benefits; the companies are closely linked which de-risks integration and benefits from combined operations  2 The proposed combination eliminates standalone execution risk on timely delivery of  currently leased data centers and projected future leasing in Core Scientific’s current business plan (the “Standalone Plan”), as well as its ~$7.3 billion financing need  3 The Board oversaw the negotiation of an attractive exchange ratio that provides meaningful upfront premium and upside opportunity to Core Scientific stockholders  4 The proposed transaction was the result of a thoughtful Board-led evaluation of strategic  alternatives  27

 This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities  27  Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as  “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such  words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated  benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond  the control of Core Scientific, Inc. (“Core Scientific”) and CoreWeave, Inc. (“CoreWeave”) that could cause actual results to differ materially from those expressed in such forward-looking statements. Important  risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms or at all, and the timing thereof, including obtaining regulatory  approvals that may be required on anticipated terms and the Core Scientific stockholder approval of the proposed transaction; anticipated tax treatment, unforeseen liabilities, future capital expenditures,  revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth  of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be  realized or will not be realized within the expected time period; the ability of Core Scientific and CoreWeave to integrate their businesses successfully and to achieve anticipated synergies and value creation;  potential litigation relating to the proposed transaction that could be instituted against Core Scientific, CoreWeave or their respective directors and officers; the risk that disruptions from the proposed  transaction will harm Core Scientific’s or CoreWeave’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential  adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; rating agency actions and Core Scientific’s and CoreWeave’s ability to  access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments and actions targeting public companies in the artificial intelligence, power, data  center and crypto mining industries and changes in local, national or international laws, regulations and policies affecting Core Scientific and CoreWeave; potential business uncertainty, including the outcome  of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Core Scientific’s and/or CoreWeave’s financial performance and  operating results; certain restrictions during the pendency of the proposed transaction that may impact Core Scientific’s ability to pursue certain business opportunities or strategic transactions or otherwise  operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against Core Scientific or CoreWeave and other political or security disturbances; dilution caused by CoreWeave’s  issuance of additional shares of its securities in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of  unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and  demand for power and other market or economic conditions that impact demand and pricing; changes in technical or operating conditions, including unforeseen technical difficulties; development delays at  Core Scientific and/or CoreWeave’s data center sites, including any delays in the conversion of such sites from crypto mining facilities to high-performance computing sites; Core Scientific’s ability to earn digital  assets profitably and to attract customers for its high density colocation capabilities; Core Scientific’s ability to perform under its existing colocation agreements; Core Scientific’s ability to maintain its  competitive position in its existing operating segments; the impact of increases in total network hash rate; Core Scientific’s ability to raise additional capital to continue its expansion efforts or other operations;  Core Scientific’s need for significant electric power and the limited availability of power resources; the potential failure in Core Scientific’s critical systems, facilities or services the Company provides; the  physical risks and regulatory changes relating to climate change; potential significant changes to the method of validating blockchain transactions; Core Scientific’s vulnerability to physical security breaches,  which could disrupt operations; a potential slowdown in market and economic conditions, particularly those impacting high density computing, the blockchain industry and the blockchain hosting market; price  volatility of digital assets and bitcoin in particular; potential changes in the interpretive positions of the SEC or its staff with respect to digital asset mining firms; the likelihood that U.S. federal and state  legislatures and regulatory agencies will enact laws and regulations to regulate digital assets and digital asset intermediaries; changing expectations with respect to ESG policies; the effectiveness of Core  Scientific’s compliance and risk management methods; the adequacy of Core Scientific’s sources of recovery if the digital assets held by Core Scientific are lost, stolen or destroyed due to third-party digital  asset services; and those risks described in the section titled “Risk Factors” in CoreWeave’s Prospectus dated March 27, 2025, filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities  Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512), Item 1A of CoreWeave’s Quarterly Report on Form 10-Q for the quarterly period ended June 30,  2025, filed with the SEC on August 13, 2025 and subsequent reports on Forms 10-Q and 8-K; those risks described in Item 1A of Core Scientific’s Quarterly Report on Form 10-Q for the quarterly period ended  June 30, 2025, filed with the SEC on August 8, 2025, Item 1A of Core Scientific’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025 and subsequent  reports on Forms 10-Q and 8-K.  These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the registration statement on Form S-4 that was initially  filed by CoreWeave with the SEC on August 20, 2025, and which was amended on September 17, 2025 and September 25, 2025, in connection with the proposed transaction. While the list of factors presented  here and the list of factors presented in the registration statement on Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and  uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as  they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Core Scientific’s or CoreWeave’s actual results of operations, financial condition  and liquidity, and the development of new markets or market segments in which Core Scientific or CoreWeave operate, may differ materially from those made in or suggested by the forward-looking statements  contained in this communication. Neither Core Scientific nor CoreWeave assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new  information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the  continued availability of this communication in archive form on Core Scientific’s or CoreWeave’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.  Cautionary Statement Regarding Forward-Looking Information

 Important Information about the Transaction and Where to Find It  In connection with the proposed transaction between Core Scientific and CoreWeave, Core Scientific and CoreWeave filed with the SEC a registration statement on Form S-4 on August 20, 2025, which was amended on September 17, 2025 and September 25, 2025, that includes a proxy statement of Core Scientific that also constitutes a prospectus of CoreWeave. The registration statement on Form S-4 was declared effective on September 26, 2025. CoreWeave filed a prospectus on September 26, 2026, and Core Scientific filed a definitive proxy statement on September 26, 2025. Each of Core Scientific and CoreWeave may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that Core Scientific or CoreWeave (as applicable) has filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CORE SCIENTIFIC AND COREWEAVE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME  AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus, as well as other filings containing important information about Core Scientific or CoreWeave, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Core Scientific will be available free of charge on Core Scientific’s internet website at https://investors.corescientific.com/sec-filings/all-sec- filings or by contacting Core Scientific’s investor relations contact at ir@corescientific.com. Copies of the documents filed with the SEC by CoreWeave will be available free of charge on CoreWeave’s internet website at https://coreweave2025ipo.q4web.com/financials/sec-filings/ or by contacting CoreWeave’s investor relations contact at investor-relations@coreweave.com. The information included on, or  accessible through, Core Scientific or CoreWeave’s website is not incorporated by reference into this communication.  Participants in the Solicitation  Core Scientific, CoreWeave, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Core Scientific is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000119312525065652/d925494ddef14a.htm) and in its Form 8-K, which was filed with the SEC on May 16, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000162828025026294/core-20250513.htm). Information about the directors and executive officers of CoreWeave is set forth in CoreWeave’s Prospectus dated March 27, 2025, which was filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512) (and which is available at https://www.sec.gov/Archives/edgar/data/1769628/000119312525067651/d899798d424b4.htm). These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials that have been and may be filed with the SEC regarding the proposed transaction.  No Offer or Solicitation  This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.  Non-GAAP Financial Measures  This communication includes certain non-GAAP measures not based on generally accepted accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by Core Scientific and/or CoreWeave may differ from the non-GAAP measures used by other companies.  27  Additional Information